FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT (this "FIRST AMENDMENT") TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into as of this 1st day of April, 1998, by and between MICROAGE, INC., a Delaware corporation (the "COMPANY") and Christopher
J. Koziol ("EXECUTIVE").

                                    RECITALS:

     WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement, dated as of November 4,1996 (the "EMPLOYMENT AGREEMENT"); and

     WHEREAS,   the  Company  and  Executive  desire  to  amend  the  Employment
Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                                   AGREEMENT:

     SECTION 1. AMENDMENT TO EMPLOYMENT AGREEMENT.

     The first sentence of Section 1.2 of the Employment Agreement is hereby amended in its entirety to read as follows:

          "(a) Executive shall serve as President of Pinacor, Inc., the Company's distribution subsidiary (or in a capacity and with a title of at least substantially equivalent quality)."

     SECTION 2. EFFECTIVENESS.

     This First Amendment will become effective as of April 1,1998.

     SECTION 3. MISCELLANEOUS.

     A. Full Force and Effect.

     Except as expressly provided in this First Amendment, the Employment Agreement will remain unchanged and in full force and effect.
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     B. Counterparts.

     This First Amendment may be executed in any number Qf counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

     A. Arizona Law.

     It is the intention of the parties that the laws of Arizona will govern the validity of this First Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        Company:

                                        MICROAGE, INC.

                                        By: /s/ Jeffrey D. McKeever
                                            ------------------------------------
                                            Jeffrey D. McKeever
                                            Chairman of the Board and
                                            Chief Executive Officer


                                        Executive:


                                        /s/ Christopher J. Koziol
                                        ----------------------------------------
                                        Christopher J. Koziol